UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2016
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ZOOM TELEPHONICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware
(State or Other Jurisdiction of Incorporation)
000-53722	04-2621506
(Commission File Number)	(I.R.S. Employer Identification No.)

207 South Street, Boston, MA	02111
(Address of Principal Executive Offices)	(Zip Code)
(617) 432-1072
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07
Submission of Matters to a Vote of Security Holders
On June 23, 2016, the Company held its Annual Meeting of Shareholders. At such meeting, the shareholders of the Company voted:
(1) To elect six Directors to serve for the ensuing year. The votes cast were as follows:
Nominee	For	Votes Withheld/Abstain	Broker Non-Votes
Frank B. Manning	8,651,112	14,480	3,694,779
Peter R. Kramer	8,651,992	13,600	3,694,779
Robert Crowley	8,662,432	3,160	3,694,779
Joseph J. Donovan	8,661,992	3,600	3,694,779
Philip Frank	8,652,392	13,200	3,694,779
George Patterson	8,662,432	3,160	3,694,779

(2) To ratify the selection of Marcum LLP as the Company’s independent auditors for the fiscal year ending December 31, 2016. The votes cast were as follows:
For	Against	Abstain	Broker Non-Votes
12,351,830	1,176	7,365	0

(3) To approve an advisory vote on the compensation of the Company’s named executive officers (the “say-on-pay” vote). The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
8,644,303	14,399	6,890	3,694,779

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOOM TELEPHONICS, INC.

Dated: June 27, 2016	By:	/s/ Frank Manning
Frank Manning, President and CEO
Title

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